UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 16, 2007

COEUR D'ALENE MINES CORPORATION
__________________________________________________
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

400 Coeur d'Alene Mines Bldg., 505 Front Avenue,	83814
Coeur d'Alene, Idaho	(Zip Code)
(Address of Principal Executive Office)

Registrant's telephone number, including area code:   (208) 667-3511

Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

        On March 17, 2007, the Registrant issued a press release related to a ruling of the United States Ninth Circuit Court of Appeals, on March 16, 2007, regarding the Kensington gold mine permit challenge. A copy of the Registrant’s press release is attached as Exhibit 99 to this Current Report.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibit is furnished herewith:

        Exhibit 99 Press Release issued by the Registrant on March 17, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D'ALENE MINES CORPORATION
(Registrant)
Dated: March 19, 2007	By:	/s/ James A. Sabala

Executive Vice President and
Chief Financial Officer